SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 6, 2003

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	000-29816 (Commission File Number)	75-2816101 (IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas (Address of principal executive offices)		75024 (Zip Code)

(214) 473-7000 (Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibit.

99.1	Presentation dated February 6, 2003.

Item 9.  Regulation FD Disclosure.

On February 6, 2003, Triad Hospitals, Inc. made available on its website (www.triadhospitals.com) the accompanying growth management presentation, which is furnished herewith as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ DONALD P. FAY
Donald P. Fay Executive Vice President, Secretary and General Counsel

Date:  February 6, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated February 6, 2003.

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